EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MEDUSA STYLE CORPORATION (the “Company”) on Form 10-QSB for the quarter ended May 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Paul Fishkin, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. '1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Fishkin
Paul Fishkin
Principal Financial Officer
July 20, 2007